Exhibit 99.1

SEQUENOM, INC.

INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(Unaudited)

The accompanying unaudited pro forma condensed consolidated statement of operations for three months ended March 31, 2014 and the years ended December 31, 2013, 2012 and 2011 give effect to the disposition of certain assets related to the Company’s Bioscience business as if it had been consummated at the beginning of each period presented. The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2014 gives effect to the disposition of certain assets related to the Company’s Bioscience business as if it had been consummated as of March 31, 2014.

The historical financial information on which the pro forma statements are based is included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 1, 2014 and the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2014. The pro forma consolidated financial statements and the notes thereto should be read in conjunction with these historical consolidated financial statements.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are subject to a number of assumptions which may not be indicative of the results of operations that would have occurred had the disposition been completed at the dates indicated or what the results will be for any future periods. The unaudited pro forma consolidated statements of operations do not include the gain or loss that the Company may recognize for the sale of certain assets related to the Company’s Bioscience business if the transaction was completed at the beginning of the periods presented.

SEQUENOM, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par value)

	March 31, 2014
	As Reported	Pro Forma Adjustments		Pro Forma

Assets
Current assets:
Cash and cash equivalents	$45,340	$27,660	A	$73,000
Marketable securities	10,988	—		10,988
Accounts receivable, net	10,231	(6,807)	B	3,424
Inventories	13,015	(5,703)	B	7,312
Other current assets and prepaid expenses	3,487	34	C	3,521

Total current assets	83,061	15,184		98,245
Property, equipment and leasehold improvements, net	23,568	(858)	B	22,710
Goodwill	10,007	—		10,007
Other assets	6,215	866	D	7,081

Total assets	$122,851	$15,192		$138,043

Liabilities and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$9,846	$(1,137)	B	$8,709
Accrued expenses	20,159	(3,532)	B	16,627
Long-term debt and obligations, current portion	7,656	—		7,656
Other current liabilities	4,627	(2,190)	B	2,437

Total current liabilities	42,288	(6,859)		35,429
Long-term debt and obligations, less current portion	7,760	—		7,760
5.00% Convertible Senior Notes due 2017	130,000	—		130,000
Other long-term liabilities	1,442	(560)	B	882
Commitments and contingencies
Stockholders’ deficit:
Common stock, par value $0.001; 185,000 shares authorized, 116,393 shares issued and outstanding at March 31, 2014	116	—		116
Additional paid-in capital	970,564	—	E	970,564
Accumulated other comprehensive income	664	(517)	F	147
Accumulated deficit	(1,029,983)	23,128	G	(1,006,855)

Total stockholders’ deficit	(58,639)	22,611		(36,028)

Total liabilities and stockholders’ deficit	$122,851	$15,192		$138,043

SEQUENOM, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE LOSS

(In thousands, except per share information)

	March 31, 2014
	As Reported	Pro Forma Adjustments		Pro Forma
Statements of Operations
Revenues:
Diagnostic services	$37,061	$—		$37,061
Bioscience product sales and services	9,212	(9,212)	1	—

Total revenues	46,273	(9,212)		37,061

Cost of revenues:
Cost of diagnostic services	22,770	—		22,770
Cost of bioscience product sales and services	3,340	(3,340)	1	—

Total cost of revenues	26,110	(3,340)		22,770

Gross margin	20,163	(5,872)		14,291

Operating expenses:
Selling and marketing	11,769	(3,210)	1	8,559
Research and development	8,161	(1,372)	1	6,789
General and administrative	12,767	(287)	1	12,480
Restructuring costs	929	(19)	1	910

Total operating expenses	33,626	(4,888)		28,738

Income (loss) from operations	(13,463)	(984)		(14,447)
Interest expense, net	(2,077)	—		(2,077)
Other income (expense), net	50	(72)	1	(22)

Income (loss) before income taxes	(15,490)	(1,056)		(16,546)
Income tax expense	(184)	60	1	(124)

Net loss from continuing operations	$(15,674)	$(996)		$(16,670)

Net loss per common share, basic and diluted:	$(0.13)			$(0.14)

Weighted average number of shares outstanding, basic and diluted	116,134			116,134

SEQUENOM, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE LOSS

(In thousands, except per share information)

	December 31, 2013
	As Reported	Pro Forma Adjustments		Pro Forma
Statements of Operations
Revenues:
Diagnostic services	$119,556	$—		$119,556
Bioscience product sales and services	42,870	(42,870)	1	—

Total revenues	162,426	(42,870)		119,556

Cost of revenues:
Cost of diagnostic services	87,302	—		87,302
Cost of bioscience product sales and services	15,436	(15,436)	1	—

Total cost of revenues	102,738	(15,436)		87,302

Gross margin	59,688	(27,434)		32,254

Operating expenses:
Selling and marketing	51,360	(13,772)	1	37,588
Research and development	46,532	(7,797)	1	38,735
General and administrative	54,166	(1,621)	1	52,545
Restructuring costs	6,037	(284)	1	5,753

Total operating expenses	158,095	(23,474)		134,621

Income (loss) from operations	(98,407)	(3,960)		(102,367)
Interest expense, net	(8,443)	—		(8,443)
Other income (expense), net	(255)	144	1	(111)

Income (loss) before income taxes	(107,105)	(3,816)		(110,921)
Income tax expense	(301)	100	1	(201)

Net loss from continuing operations	$(107,406)	$(3,716)		$(111,122)

Net loss per common share, basic and diluted:	$(0.93)			$(0.96)
Weighted average number of shares outstanding, basic and diluted	115,378			115,378

SEQUENOM, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE LOSS

(In thousands, except per share information)

	December 31, 2012
	As Reported	Pro Forma Adjustments		Pro Forma
Statements of Operations
Revenues:
Diagnostic services	$46,457	$—		$46,457
Bioscience product sales and services	43,240	(43,240)	1	—

Total revenues	89,697	(43,240)		46,457

Cost of revenues:
Cost of diagnostic services	47,283	—		47,283
Cost of bioscience product sales and services	15,025	(15,025)	1	—

Total cost of revenues	62,308	(15,025)		47,283

Gross margin	27,389	(28,215)		(826)

Operating expenses:
Selling and marketing	48,587	(14,792)	1	33,795
Research and development	50,525	(10,283)	1	40,242
General and administrative	41,090	(1,308)	1	39,782

Total operating expenses	140,202	(26,383)		113,819

Income (loss) from operations	(112,813)	(1,832)		(114,645)
Interest expense, net	(3,318)	—		(3,318)
Other income (expense), net	(1,167)	1,155	1	(12)

Income (loss) before income taxes	(117,298)	(677)		(117,975)
Income tax (expense) benefit	269	150	1	419

Net loss from continuing operations	$(117,029)	$(527)		$(117,556)

Net loss per common share, basic and diluted:	$(1.03)			$(1.03)

Weighted average number of shares outstanding, basic and diluted	113,646			113,646

SEQUENOM, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE LOSS

(In thousands, except per share information)

	December 31, 2011
	As Reported	Pro Forma Adjustments		Pro Forma
Statements of Operations
Revenues:
Diagnostic services	$8,319	$—		$8,319
Bioscience product sales and services	47,588	(47,588)	1	—

Total revenues	55,907	(47,588)		8,319

Cost of revenues:
Cost of diagnostic services	10,031	—		10,031
Cost of bioscience product sales and services	16,360	(16,360)	1	—

Total cost of revenues	26,391	(16,360)		10,031

Gross margin	29,516	(31,228)		(1,712)

Operating expenses:
Selling and marketing	28,224	(14,510)	1	13,714
Research and development	53,313	(9,271)	1	44,042
General and administrative	22,185	(1,667)	1	20,518

Total operating expenses	103,722	(25,448)		78,274

Income (loss) from operations	(74,206)	(5,780)		(79,986)
Interest expense, net	(330)	—		(330)
Other income, net	497	(31)	1	466

Income (loss) before income taxes	(74,039)	(5,811)		(79,850)
Income tax benefit (expense)	(95)	130	1	35

Net loss from continuing operations	$(74,134)	$(5,681)		$(79,815)

Net loss per common share, basic and diluted:	$(0.75)			$(0.81)

Net loss per common share, diluted:	99,143			99,143

SEQUENOM, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1— BASIS OF PRESENTATION

The preparation of the unaudited pro forma condensed consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. The pro forma adjustments reflected in the accompanying unaudited pro forma condensed consolidated financial information reflects estimates and assumptions that the Company’s management believes to be reasonable. Actual results may differ from those estimates. Pro forma adjustments related to the unaudited pro forma financial information presented below were computed assuming the sale of the Bioscience segment was consummated on the dates indicated on the financial statement and include adjustments which give effect to events that are (i) directly attributable to the segment sale, (ii) expected to have a continuing impact on the Company, and (iii) factually supportable.

The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations would have been had the transactions occurred on the respective dates assumed, nor is it necessarily indicative of the Company’s future operating results. This unaudited pro forma condensed consolidated financial information and the accompanying unaudited notes should be read in conjunction with the Company’s consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 1, 2014 and the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2014.

NOTE 2— UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

The unaudited pro forma condensed consolidated balance sheet at March 31, 2014 reflects the following pro forma adjustments:

(A)	Reflects the pro forma impact of the cash proceeds of the Bioscience segment sale of $31.8 million less the following: (i) $1.8 million in estimated transaction costs, and; (ii) $840,000 purchase price adjustment based on estimated reduction in working capital at May 30, 2014 and; (iii) $1.5 million deposited in escrow to secure the Company’s indemnification obligations and any working capital adjustment. The escrow funds are presented in this pro forma in other current assets and prepaid expenses ($500,000) and in other assets ($1 million). The pro forma adjustment of cash proceeds does not reflect potential future milestone payments from the purchaser.

(B)	Adjustment to reflect the assets and liabilities sold in the Bioscience segment sale.

(C)	Adjustment to reflect the assets sold in the Bioscience segment sale net of $500,000 allocated to other current assets and prepaid expenses as part of the purchase proceeds deposited in escrow to secure the Company’s indemnification obligations and any future working capital adjustments.

(D)	Adjustment to reflect the assets sold in the Bioscience segment sale net of $1 million allocated to other assets as part of the purchase proceeds deposited in escrow to secure the Company’s indemnification obligations and any future working capital adjustments.

(E)	The pro forma adjustments do not account for stock based compensation that may be attributable to the Bioscience segment.

(F)	Represents the accumulated translation adjustment associated with the divested Bioscience segment.

(G)	Represents the estimated after tax-gain from the Bioscience segment sale as if the transaction closed on the balance sheet date.

NOTE 3— UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 and 2011 reflect the following pro forma adjustments:

(1)	Amount eliminates the revenues, cost of sales, operating and tax expenses of the Bioscience segment being sold.